UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 18, 2024

VERSUS SYSTEMS INC.
(Exact name of registrant as specified in its charter)

British Columbia	001-39885	46-4542599
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2900 – 500 Burrard Street Vancouver BC V6C 0A3 Canada
(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (604) 639-4457

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares	VS	The Nasdaq Capital Market
Unit A Warrants	VSSYW	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 18, 2024, the board of directors of Versus Systems Inc. (the “Company”), appointed Geoff Deller as Chief Financial Officer, effective immediately, and approved an offer from the Company to Mr. Deller (the “Deller Offer Letter”). The Deller Offer Letter provides that Mr. Deller’s service to the Company is “at will” and that, for an initial period of time, Mr. Deller will act as a consultant to the Company. Pursuant to the Deller Offer Letter, Mr. Deller’s base salary is $8,000 per month, subject to adjustment. Mr. Deller has been designated as the Company’s principal financial officer and principal accounting officer for purposes of the Company’s filings with the U.S. Securities and Exchange Commission.

Prior to joining the Company, Mr. Deller was the President and Chief Investment Officer of Orinoco Capital LLC, a private investment company, in Boca Raton, Florida and prior to that, he was a member of the advisory board and interim Chief Operating Officer of Stardom Chance Productions & Companies, an entertainment and content production company in Hialeah, Florida. Prior to that, he was the Chief Financial Officer and Co-COO, of a consumer products company in the oral healthcare industry in Ft. Lauderdale, Florida.

Mr. Deller is 43 years old and has no familial relationships with any executive officer or director of the Company. There have been no other transactions in which the Company has participated and in which Mr. Deller had or will have, a direct or indirect material interest that would be required to be disclosed under Item 404(a) of Regulation S-K.

The foregoing summary of the material terms of the Deller Offer Letter is subject to the full and complete terms thereof, a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Offer Letter between Versus Systems Inc. and Geoff Deller
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERSUS SYSTEMS INC.

Date: July 24, 2024	By:	/s/ Curtis Wolfe
	Name:	Curtis Wolfe
	Title:	Chief Executive Officer

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